UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Varick Street
New York, New York 10014

(Address of principal executive offices) (Zip Code)

(212) 645-1405

 (Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

ImClone Systems Incorporated issued a press release on December 7, 2007 announcing that it has signed a settlement agreement with Yeda Research and Development Company Ltd. and Sanofi-Aventis to end worldwide litigation related to U.S. Patent No. 6,217,866 and its foreign counterparts.

The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated dated December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
(Registrant)

	By:	/s/ Daniel J. O’Connor
Dated: December 13, 2007		Daniel J. O’Connor
Senior Vice President and
General Counsel